UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): April 30, 2020

FIRST KEYSTONE CORPORATION

(Exact name of registrant as specified in its Charter)

PENNSYLVANIA	000-21344	23-2249083
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (570) 752-3671

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	FKYS	OTC: Pink

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2020, First Keystone Corporation, parent company of First Keystone Community Bank, announced its unaudited earnings for the period ending March 31, 2020. The press release announcing first quarter earnings is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of First Keystone Corporation dated April 30, 2020.

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

By:	/s/ Elaine A. Woodland
Elaine A. Woodland
President and CEO

Date:	April 30, 2020

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Press Release of First Keystone Corporation dated April 30, 2020	5

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